 UNITED STATES

  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 6, 2017

 CELSION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100

Lawrenceville, NJ 08648

Registrant’s telephone number, including area code: (609) 896-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 6, 2017, Celsion Corporation, a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with several investors, pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Offering”), an aggregate of 2,050,000 shares (the “Shares”) of common stock, par value $0.01 per share, of the Company (“Common Stock”) at an offering price of $2.07 per share for gross proceeds of $4,243,500 before the deduction of the placement agent fee and offering expenses. In addition, the Company sold Pre-Funded Series CCC Warrants to purchase 385,000 shares of Common Stock (and the shares of Common Stock issuable upon exercise of the Pre-Funded Series CCC Warrants), in lieu of shares of Common Stock to the extent that the purchase of Common Stock would cause the beneficial ownership of the Purchaser, together with its affiliates and certain related parties, to exceed 9.99% of our Common Stock. The Pre-Funded Series CCC Warrants were sold at an offering price of $2.06 per share for gross proceeds of $793,100 before deduction of the placement agent fee and offering expenses. The Shares and the Pre-Funded Series CCC Warrants are being offered by the Company pursuant to a registration statement on Form S-3 (File No. 333-206789), which was initially filed with the Securities and Exchange Commission (the “Commission”) on September 4, 2015 and was declared effective by the Commission on September 25, 2015 (the “Registration Statement”).

In a concurrent private placement (the “Private Placement”), the Company agreed to issue to each investor, for each share of common stock and pre-funded warrant purchased in the offering, a Series AAA Warrant and Series BBB Warrant, each to purchase one share of Common Stock (the “Warrants”, and collectively with the Shares, the “Securities”). The Series AAA Warrants are initially exercisable six months following issuance, and terminate five and one-half years following issuance. The Series AAA Warrants have an exercise price of $2.07 per share and are exercisable to purchase an aggregate of 2,435,000 shares of Common Stock. The Series BBB Warrants are immediately exercisable following issuance, and terminate twelve months following issuance. The Series BBB Warrants have an exercise price of $4.75 per share and are exercisable to purchase an aggregate of 2,435,000 shares of Common Stock. Subject to limited exceptions, a holder of a Series AAA and Series BBB Warrant will not have the right to exercise any portion of its warrants if the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to the Company, the holder may increase or decrease the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99%.

The Series AAA and Series BBB Warrants and the shares of our Common Stock issuable upon the exercise of the Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), are not being offered pursuant to the Registration Statement and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. We will be required to file a registration statement on Form S-1 within 45 calendar days of the issuance of the Warrants to provide for the resale of the shares of Common Stock issuable upon the exercise of the Warrants and will be obligated to use our commercially reasonable efforts to keep such registration statement effective until the earliest of (i) the date on which all of the shares of commons stock issuable upon the exercise of the Warrants have been sold under the registration statement or Rule 144 under the Securities Act, (ii) the date on which the shares of Common Stock issuable upon the exercise of the Warrants may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 under the Securities Act and (iii) the termination of the Warrants.

The closing of the Offering and the Private Placement is subject to satisfaction of customary closing conditions set forth in the Purchase Agreement and is currently expected to occur on or about July 11, 2017. The Purchase Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature. Under the Purchase Agreement, the Company is prohibited, for a period of two (2) months after the closing, from effecting or entering into an agreement to issue Common Stock or any other securities that are at any time convertible into, or exercisable or exchangeable for, or otherwise entitle the holder thereof to receive, Common Stock to the extent such issuance or sale involves certain variable conversion, exercise or exchange prices or such agreement provides for sale of securities at a price to be determined in the future. In connection with this offering, we have agreed not to sell any additional shares pursuant to “at-the-market” offerings under the Controlled Equity Offering Sales Agreement by and between Cantor Fitzgerald & Co. and us, dated as of February 1, 2013, for a period of two (2) months after the closing of this offering.

On July 6, 2017, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Oppenheimer & Co. Inc. (“Oppenheimer”) pursuant to which the Company engaged Oppenheimer, as the sole placement agent in connection with the Offering and the Private Placement. The placement agent is not purchasing or selling any Securities the Company is selling but has agreed to use it reasonable best efforts to arrange for the sale of the Securities. The Company agreed to pay the placement agent a placement agent fee in cash equal to 7% of the gross proceeds from the sale of the Common Stock and Pre-Funded Series CCC Warrants, Placement Agent Warrants (the “Placement Agent Warrants”) equal to 2.5% of the Common Stock and Pre-Funded Series CCC Warrants sold in the offering, and reimburse the placement agent for up to $150,000 for its legal fees and expenses in connection with this offering. The Placement Agency Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

The foregoing summaries of the Purchase Agreement, the Pre-Funded Series CCC Warrants, the Placement Agent Warrants and the Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1, 4.1, 4.2, 4.3, 4.4, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Common Stock, the Warrants and the shares of our Common Stock issuable upon the exercise thereof is incorporated herein by reference.

Item 9.01	Financial statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1	Form of the Series AAA Common Stock Purchase Warrant.
4.2	Form of the Series BBB Common Stock Purchase Warrant.
4.3	Form of the Series CCC Common Stock Purchase Warrant.
4.4	Form of the Placement Agent Common Stock Purchase Warrant.
5.1	Opinion of Sidley Austin LLP.
10.1	Securities Purchase Agreement dated as of July 6, 2017, by and among Celsion Corporation and the Purchaser named therein.
23.1	Consent of Dixon Hughes Goodman LLP, independent registered accounting firm for Celsion Corporation.
23.2	Consent of Stegman & Company, independent registered public accounting firm for Celsion Corporation.
23.3	Consent of Sidley Austin LLP (included in Exhibit 5.1).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: July 11, 2017	By:	/s/Jeffrey W. Church
Jeffrey W. Church
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of the Series AAA Common Stock Purchase Warrant.
4.2	Form of the Series BBB Common Stock Purchase Warrant.
4.3	Form of the Series CCC Common Stock Purchase Warrant.
4.4	Form of the Placement Agent Common Stock Purchase Warrant.
5.1	Opinion of Sidley Austin LLP.
10.1	Securities Purchase Agreement dated as of July 6, 2017, by and among Celsion Corporation and the Purchaser named therein.
23.1	Consent of Dixon Hughes Goodman LLP, independent registered accounting firm for Celsion Corporation.
23.2	Consent of Stegman & Company, independent registered public accounting firm for Celsion Corporation.
23.3	Consent of Sidley Austin LLP (included in Exhibit 5.1).